UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 21, 2026
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California 94304
(Address of principal executive offices) (Zip code)

(650) 857-1501
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

The information contained in this Item 7.01 is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On August 26, 2026, in connection with its earnings conference call for the third quarter of fiscal 2026, HP Inc. (“HP”) stated that it remains in its planning period for fiscal 2027 and that it is premature to provide specifics on its outlook for the fiscal year, including with respect to PC unit volumes.

HP continues to remain in its planning period for fiscal 2027 and is not providing financial guidance for fiscal 2027 in this report. Consistent with current third-party industry forecasts, HP’s preliminary planning assumption is that industry-wide personal computer unit volumes decline roughly mid-single-digits in percentage terms in calendar year 2027 as compared to calendar year 2026. This planning assumption is dependent on market performance in the second half of calendar 2026, which remains fluid, and is subject to change.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding HP’s outlook for the fourth quarter of fiscal 2026, the industry’s view of personal computer unit volumes, HP’s planning for fiscal 2027 and the timing of any outlook for fiscal 2027. Forward-looking statements are based on current expectations and assumptions and involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied, including those described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025 and HP’s other filings with the Securities and Exchange Commission. HP assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP Inc.

By: /s/ Whitney Cox
Name: Whitney Cox
Title: SVP, Deputy General Counsel, Corporate
DATE: September 21, 2026	and Corporate Secretary